SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2006

MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
(Exact name of registrant as specified in its charter)

Wisconsin
(State or other jurisdiction of incorporation)

0-21292	39-1413328
(Commission File Number)	(I.R.S. Employer I.D. Number)

5445 South Westridge Drive New Berlin, WI	53151
(Address of Principal Executive Offices)	(Zip Code)

262-827-6700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

    ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 1.01 Entry into a Material Definitive Agreement

On October 26, 2006, Merchants and Manufacturers Bancorporation, Inc. (the "Registrant"), entered into an Executive Employment Agreement (the "Employment Agreement") with Frederick Klug, the Registrant's Executive Vice President and Chief Financial Officer. The following discussion of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement, which is attached as Exhibit 99.1 to this Form 8-K.

The Employment Agreement has a term of three years, and is automatically extended on its anniversary date for an additional year, unless either party has given advance written notice that the Employment Agreement will not be extended, in which case the Employment Agreement expire at the end of two years after the next anniversary date. The duties to be performed by Mr. Klug are set forth in the Employment Agreement. Compensation for services rendered under the Employment Agreement consists of base salary, as set forth in the Employment Agreement, and participation in bonus and other benefit plans of the Registrant.

If the Employment Agreement is terminated by the Registrant prior to its expiration for reasons other than Mr. Klug's death, retirement or disability, or other than for cause as defined in the Employment Agreement, or if Mr. Klug terminates the Employment Agreement upon certain adverse changes in his employment at any time within twelve months after a change in control, as defined in the Employment Agreement, then Mr. Klug will receive severance payments equal to the sum of the base salary in effect at termination plus the cash bonus, if any, for the year prior to termination times the number of years of the remaining employment term. In addition, Mr. Klug will receive fringe benefits during such remaining term. If termination occurs because of death, retirement or for cause, or if Mr. Klug terminates other than following a change in control as described above, then the Registrant is obligated to pay the compensation and benefits only through the date of termination. If termination occurs due to disability, as defined in the Employment Agreement, Mr. Klug will be entitled to payment of his base salary at 100% for one year and at 75% for the remaining portion of the employment term, adjusted by payments received by Mr. Klug pursuant to disability insurance and social security and workers compensation programs.

Item 2.02 Results of Operations and Financial Condition

On October 26, 2006, the Registrant issued a press release announcing its 2006 third quarter earnings. A copy of the press release is attached as Exhibit 99.2 to this report. The attached Exhibit 99.2 is furnished pursuant to Item 2.02 of Form 8-K.

The information in this Item 2.02 and the press release attached as Exhibit 99.2 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 - Executive Employment Agreement, dated as of October 26, 2006, between the Registrant and Frederick Klug.

Exhibit 99.2 - Registrant's October 26, 2006 press release announcing its 2006 third quarter earnings (this Exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Merchants and Manufacturers Bancorporation, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
Date: October 30, 2006
BY /s/ Frederick R. Klug
Frederick R. Klug, Executive Vice President and Chief Financial Officer